OPPENHEIMER NEW JERSEY MUNICIPAL FUND
OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
ROCHESTER NATIONAL MUNICIPALS

Prospectus Supplement dated March 17, 2009

This supplement amends the prospectus of each of the above referenced funds (each a “Fund”) as follows and is in addition to any other supplement(s).

1.     In the section titled “How to Buy, Sell and Exchange Shares – How to Sell Shares,” the following is added after the sub-section titled “Options for Receiving Redemption Proceeds:”

Checkwriting. To write checks against your Fund account, you may request that privilege on your account application. To establish checkwriting privileges for an existing account, contact the Transfer Agent for signature cards. The signature cards must be signed (with a signature guarantee) by all owners on the account and returned to the Transfer Agent. Shareholders with joint accounts may choose to have checks paid with only one owner's signature. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund with the same registration, simply call the Transfer Agent (at the number on the back cover) to request checkwriting for this Fund. Checks will be sent to you when all of the required information is received.

•	Checks may be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or by the Fund's custodian bank.

•	Checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including checks that indicate a $100 minimum.

•	Checks cannot be paid if they are written for more than your account value. Remember, your account may fluctuate in value and you should not write a check close to the total account value.

•	If your Fund account number has changed, don't use your existing checks. New checks will be sent to you.

•	You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

•	Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.

•	Checkwriting privileges are not available for shares that are held in a retirement account.

2. The section titled “How to Buy, Sell and Exchange Shares – DISTRIBUTION AND SERVICE (12b-1) PLANS,” is deleted in its entirety and replaced with the following:

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.15% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.15% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 0.90%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund’s assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.15% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

Class B Shares: The Distributor currently pays a sales concession of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. For ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year’s service fees at the time of purchase. See the Statement of Additional Information for exceptions.

Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee that the Distributor pays the intermediary at the time of a Class C share purchase is 0.90% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

March 17, 2009                                                               PS000.049